July 1, 2023
Summary
Prospectus
Victory Tax Exempt Short-Term Fund (Formerly USAA® Tax Exempt Short-Term Fund)
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USSTX	USTIX	UTESX	—	—
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Victory Capital Management Inc. and its affiliates are not affiliated with United Services Automobile Association or its affiliates (USAA). USAA and the USAA logo are registered trademarks of USAA.
vcm.com
(800) 235-8396

Victory Tax Exempt Short-Term Fund Summary
Investment Objective
The Victory Tax Exempt Short-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 44 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Institutional Shares	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[1]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Institutional Shares	Class A
Management Fee	0.26%[2]	0.28%[2]	0.20%[2]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.24%	0.31%	0.53%
Total Annual Fund Operating Expenses	0.50%	0.59%	0.98%
Fee Waiver/Expense Reimbursement	(0.01%)[3]	(0.13%)[3]	(0.31%)[3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%[3]	0.46%[3]	0.67%[3]
1 A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see Choosing a Share Class.
2 The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Short Municipal Debt Funds Index measured over a rolling 36-month period. See Organization and Management of the Fund for a description of the performance adjustment.
3Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.51% of the Fund Shares, 0.47% of the Institutional Shares, and 0.75% of the Class A shares through at least June 30, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Tax Exempt Short-Term Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$50	$159	$279	$627
Institutional Shares	$47	$176	$316	$725
Class A	$292	$500	$725	$1,372
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
On June 29, 2022, the Board of Trustees of the Fund approved a change in fiscal year end of the Fund from March 31 to February 28. For the fiscal year ended March 31, 2022, the Fund's portfolio turnover was 16% of the average value of its portfolio. For the period April 1, 2022, to February 28, 2023, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is three years or less.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

Victory Tax Exempt Short-Term Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default

Victory Tax Exempt Short-Term Fund Summary
by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions including related to the COVID-19 pandemic, have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 education savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.

Victory Tax Exempt Short-Term Fund Summary
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	2.14%	June 30, 2020
Lowest Quarter	-3.35%	March 31, 2022

Year-to-date return	1.56%	March 31, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years (or Life of Class)	10 Years
FUND SHARES Before Taxes	-4.14%	0.73%	0.81%
FUND SHARES After Taxes on Distributions	-4.14%	0.73%	0.81%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	-1.72%	0.94%	0.99%
INSTITUTIONAL SHARES Before Taxes	-4.11%	-0.36%[1]	N/A
CLASS A Before Taxes	-6.34%	0.06%	0.35%
Indices
Bloomberg Municipal Short (1-5 Years) Index reflects no deduction for fees, expenses, or taxes	-3.17%	1.06%	1.06%
Lipper Short Municipal Debt Funds Index reflects no deduction for taxes	-1.91%	0.78%	0.72%
1
Inception date of Institutional Shares is June 29, 2020.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Victory Tax Exempt Short-Term Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager, Head of Municipal Bond Portfolio Management	Since 2019
Lauren Spalten	Portfolio Manager	Since 2021
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Victory Tax Exempt Short-Term Fund Summary
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98038-0723